Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 25, 2015, by and among LabStyle Innovations Corp., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the several purchasers signatory hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is being entered into pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. In addition to the other capitalized terms used and defined elsewhere herein, as used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the shares of Common Stock, $0.0001 par value per share of the Company.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 75th calendar day following the Closing Date (or, if the Initial Registration Statement is reviewed by the Commission, the 150th calendar day following Closing Date).

"Exchange Act" means the Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended.

“Filing Date” means the 60th calendar day following the Closing Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement covering the Registrable Securities filed pursuant to this Agreement.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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“Registrable Securities” means (a) all of the Shares, (b) all of the Warrant Shares, and (c) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided that “Registrable Securities” shall not include any shares of Common Stock owned by any Purchaser which are then the subject of an effective Registration Statement or otherwise eligible to be sold without volume limitations pursuant to Rule 144(b).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2 hereof, including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, including the Commission’s Compliance and Disclosure Interpretations and Manual of Publicly Available Telephone Interpretations.

“Securities Act” means the Securities Act of 1933 and the rules promulgated thereunder, as amended.

“Shares” means the shares of Common Stock sold pursuant to the Purchase Agreement.

“Warrants” means the Series A Warrants and Series B Warrants issued the Purchasers pursuant to the Purchase Agreement.

“Warrant Shares” means the Common Stock issuable upon exercise of the Warrants.

2.           Registration

(a)          Mandatory Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission the Initial Registration Statement covering the resale of all of the Registrable Securities for a resale offering to be made on a continuous basis. Subject to the terms of this Agreement, the Company shall use its commercially best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its commercially best efforts to keep such Registration Statement, with respect to each Holder, continuously effective under the Securities Act until the earlier to occur of (i) the date on which such Holder may sell all Registrable Securities then held without restriction by volume limitations of Rule 144 promulgated under the Securities Act of 1933 (“Rule 144”), or (ii) all Registrable Securities covered by such Registration Statement have been sold by such Holder (the “Effectiveness Period”).

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(b)          Registration Penalties. If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date, or (ii) the Initial Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date (either such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: on each such Event Date, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1.0%) of the aggregate investment amount paid by such Holder for Securities pursuant to the Purchase Agreement, up to a maximum of five percent (5%) of such aggregate investment amount. Liquidated damages payable by the Company pursuant to this Section 2 shall be payable within ten (10) Business Days of an Event Date and the first (1st) Trading Day of each thirty (30) day period following an Event Date. The parties agree that the Company shall not be liable for liquidated damages under this Agreement with respect to any Registrable Securities that the Company was not permitted to include on such Registration Statement by the Commission as contemplated by Section 2(d) hereof.

(c)          Reserved.

(d)          In the event that the Commission does not permit the Company to register in any Registration Statement all of the Registrable Securities, the Company shall amend such Registration Statement to register such maximum portion as permitted by SEC Guidance, including such guidance pertaining to Rule 415 (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance that are not then registered on an effective Registration Statement). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced pro-rata among all other Holders, and the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by the Warrant Shares (applied, in the case that some Warrant Shares may already be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders), and second by Registrable Securities represented by the Shares (applied, in the case that some Common Stock may already be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).

(e)          In connection with any filing of any Registration Statement hereunder, a Holder shall provide to the Company a singed selling stockholder questionnaire in the form attached hereto as Annex A.

3.           Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

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(a)          Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(b)          Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus (entirely or in a particular jurisdiction, as the case may be) until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(c)          Use its commercially best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d)          Subject to the terms of this Agreement, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(b) until the delivery of the Advice contemplated by Section 9(b).

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(e)          Cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to NASD Rule 2710, as requested by any such Holder, and pay the filing fee required by such filing within two (2) Trading Days of request therefor.

(f)          Prior to any resale of Registrable Securities by a Holder, use its commercially best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (2) subject itself to general taxation in any such jurisdiction, or (3) file a general consent to service of process in any such jurisdiction.

(g)          If requested by a Holder, cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(h)          Upon the occurrence of any event contemplated by Section 3(b), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(b) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(i)	Comply with all applicable rules and regulations of the Commission.

(j)          Require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. In the event of the failure by such Holder to comply with the Company’s request within fifteen (15) days from the date of such request, the Company shall be permitted to exclude such Holder from a Registration Statement, without being subject to the payment of liquidated damages to such Holder. At such time that such Holder complies with the Company’s request the Company shall use its commercially best efforts to include such Holder on the Registration Statement.

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(k)          Within five (5) Trading Days after a Registration Statement which covers the Registrable Securities is ordered effective by the Commission, deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the Commission.

(l)          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(m)          Use its commercially best efforts to cooperate with the sellers in the disposition of the Registrable Securities covered by such registration statement, including without limitation in the case of an underwritten offering, using commercially best efforts to cause key executives of the Company and its subsidiaries to participate under the direction of the managing underwriter in a “road show” scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.

(n)          In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, and before filing any such Registration Statement or any other document in connection therewith, give the participating Holders of Registrable Securities and their respective counsel, the opportunity to (i) review any such Registration Statement, each prospectus included therein or filed with the SEC, each amendment thereof or supplement thereto and any other document to be filed, including the Company's response to SEC comments, and (ii) provide comments to such documents if necessary to cause the description relating to such Holders to be accurate.

4.            Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) reasonable fees and disbursements of a single special counsel for the Holders (selected by Holders of the majority of the Registrable Securities requesting such registration), up to $15,000 for each registration. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder.

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5.            Indemnification.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Holder furnished to the Company by such Holder for use therein (including the information included on Annex A hereto), or to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities or (ii) the Holder used an outdated or defective Prospectus which the Company had previously notified such Holder was outdated or defective pursuant to Sections 3(b)(iii)-(vi) and for which the Company had not yet provided the Advice contemplated in Section 9(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by such Holder to the Company for inclusion in such Registration Statement or such Prospectus (including the information included on Annex A) or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities set forth in such Prospectus or in any amendment or supplement thereto or (iii) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(b). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c)          Conduct of Indemnification Proceedings.

(i)          If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

(ii)         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one (1) separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii)        Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

(d)          Contribution.

(i)          If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

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(ii)         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of all of such Holder’s Registrable Securities pursuant to such Registration Statement or Prospectus exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)         Remedies Not Exclusive. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.          Preconditions to Participation in Underwritten Registrations. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to enter into a written underwriting agreement with the managing underwriter and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, and (ii) provides any relevant information and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements, provided, however, that (i) the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and (ii) no such Holder shall be required to make, and the Company shall use its commercially best efforts to ensure that no underwriter requires any Holder to make, any representations and warranties to, or agreements with, any underwriter in a registration effected pursuant to this Agreement other than customary representations, warranties and agreements relating to such Holder's title to Registrable Securities and authority to enter into the underwriting agreement.

7.          Reserved.

8.          Reports Under the Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees, so long as a Purchaser owns Registrable Securities, to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144 for so long as any Holder of Registrable Securities is an “affiliate” as such term is defined under Rule 144; and

(b)          furnish to any Purchaser promptly upon request: (i) a written statement by the Company, if true or applicable, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (it being understood that if such documents are available via the Commission’s website, such documents need not be provided), and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration, it being understood and agreed that the foregoing shall not constitute an obligation of the Company to remain publicly reporting under the Exchange Act.

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9.           Miscellaneous.

(a)          Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(b)          Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(c)          Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority in interest of the then outstanding Registrable Securities (including, for this purpose, any Registrable Securities issuable upon exercise of the Warrants). If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence or otherwise, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 9(c).

(d)          Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person who acquires all or a portion of the Registrable Securities if such assignment shall be undertaken in accordance with Section 5.7 of the Purchase Agreement. Such rights to assignment and related obligations shall apply to the Holders (and to subsequent) successors and assigns.

(e)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger or similar transaction) its rights or obligations hereunder without the prior written consent the Holders of a majority of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(f)          No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

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(g)          Execution and Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h)          Governing Law; Disputes. All questions concerning the governing law, construction, validity, enforcement and interpretation of and disputes regarding this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)           Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)          Independent Nature of Holders’ Obligations and Rights. The Company acknowledges that the obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. The Company acknowledges that nothing contained herein, and no action taken by any Holder pursuant hereto (including, but not limited to, the (i) inclusion of a Holder in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Holder) shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges that each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Holders with the same terms for the convenience of the Company and not because it was required or requested to do so by the Holders. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Holders are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

LABSTYLE INNOVATIONS CORP.

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT FOR PURCHASERS]

Name of Purchaser: __________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]